UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  May 2, 2003

(Date of earliest event reported)

SPHERIX® INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of Principal Executive Offices)		(Zip C ode)

Registrant’s Telephone Number, including area code: (301) 419-3900

Not Applicable
(Former name or former address, if changed since last report)

Item 9:   REGULATION FD DISCLOSURE

On May 2, 2003, the Registrant issued a press release regarding its financial results for the first quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K.  In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biospherics Incorporated

By:	/s/ Gilbert V. Levin
Gilbert V. Levin
Chair, CEO, President and Treasurer

Date:	May 5, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 2, 2003